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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                   Current Report Pursuant to Section 13 or
                 15(d) of the Securities Exchange Act of 1934


                                 July 1, 2001
               Date of Report (Date of earliest event reported)


                           ATMOS ENERGY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


       TEXAS AND VIRGINIA              1-10042              75-1743247
 -------------------------------  ------------------  ----------------------
  (State or Other Jurisdiction     Commission File       (I.R.S. Employer
       of Incorporation or              Number          Identification No.)
          Organization)

   1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                75240
--------------------------------                       ---------------------
     (Address of Principal                                  (Zip Code)
       Executive Offices)


                                (972) 934-9227
                        ------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                          ---------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective July 1, 2001, the Registrant acquired the assets of the Louisiana Gas Service Company division ("LGS") of Citizens Communications Company (formerly known as Citizens Utilities Company, "Citizens") as well as the assets of LGS Natural Gas Company ("LGSN"), a wholly-owned subsidiary of Citizens (collectively, the "Acquisition"). The Registrant announced the closing of the Acquisition in a press release dated July 2, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Acquisition was consummated pursuant to that certain Purchase and Sale Agreement entered into by and among the parties on April 13, 2000 (the "Agreement"). Such document is included as Exhibit 2.1 hereto, which is also incorporated herein by reference.

The purchase price of approximately $365 million, paid in cash, was determined through arms-length negotiations between the parties. Prior to the execution of the Agreement, the Company had no material relationship with Citizens. The Company financed the acquisition primarily through the offer and sale of Registrant's Senior Notes in the cumulative amount of $350 million on May 22, 2001. The closing of the transaction was conditioned, among other things, upon approvals from the Louisiana Public Service Commission and the Federal Trade Commission, which approvals were received prior to the closing of the transaction.

The assets acquired from Citizens consist of the property, plant and equipment used in Citizens' regulated natural gas sales and distribution business in the State of Louisiana--the LGS division, as well as Citizens' unregulated natural
gas-related operations in the State of Louisiana--LGSN.   The Registrant intends
to continue to utilize the assets of both the former LGS division and of the former LGSN subsidiary primarily in the same manner as before the Acquisition.

Effective July 1, 2001, the Registrant has combined the assets and operations of the former LGS division of Citizens with the assets and operations of its Trans Louisiana Gas Company division, and renamed the division Atmos Energy Louisiana, which Registrant will continue to operate along with its Energas Company, Greeley Gas Company, United Cities Gas Company and Western Kentucky Gas Company divisions. Also effective July 1, 2001, the assets of LGSN were assigned to three wholly-owned subsidiaries of the Registrant--Trans Louisiana Gas Pipeline, Inc., Trans Louisiana Industrial Gas Company, Inc. and Trans Louisiana Gas Storage, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial statements of businesses acquired:

        The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

  (b) Pro forma financial information:

        The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.
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(c)  Exhibits

2.1 Purchase and Sale Agreement (Louisiana Gas Operations) among Citizens Utilities Company, LGS Natural Gas Company and Atmos Energy Corporation dated as of April 13, 2000 (incorporated herein by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-3/A filed November 6, 2000 (File No. 333-93705)).

99.1      News Release of Atmos Energy Corporation dated July 2, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATMOS ENERGY CORPORATION
                                             (Registrant)


DATE:  July 13, 2001                    By: /s/ LOUIS P. GREGORY
                                            ----------------------------------
                                                Louis P. Gregory
                                                Senior Vice President
                                                and General Counsel
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                                 EXHIBIT INDEX


  Item
  ----
 Number                         Description
 ------                         -----------

  2.1 Purchase and Sale Agreement (Louisiana Gas Operations) among Citizens Utilities Company, LGS Natural Gas Company and Atmos Energy Corporation dated as of April 13, 2000 (incorporated herein by reference to Exhibit
         2.1 to the Registrant's Registration Statement on Form S-3/A filed November 6, 2000 (File No. 333-93705)).

 99.1    News Release of Atmos Energy Corporation dated July 2, 2001.